UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2024

CACTUS ACQUISITION CORP. 1 LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40981	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4B Cedar Brook Drive

Cranbury, New Jersey 08512

(Address of principal executive offices, including zip code)

(609) 495-2222

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half redeemable warrant	CCTSU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCTS	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CCTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)	Resignation of Chief Executive Officer

On November 29, 2024, Gary Challinor, Chief Executive Officer of Cactus Acquisition Corp. 1 Limited (the “Company”), resigned from his position, effective immediately. Mr. Challinor’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies, or practices. The Company extends its gratitude to Mr. Challinor for his leadership and contributions.

(b)	Appointment of New Chief Executive Officer

On November 29, 2024, the Company’s Board of Directors appointed Adam Ridgway as Chief Executive Officer. Mr. Ridgway is an accomplished entrepreneur and sustainability advocate with extensive experience in sustainable product development and electric vehicle innovation. He is the founder and CEO of ONE MOTO, an award-winning electric vehicle manufacturer focused on smart mobility solutions for urban commuters and the last-mile delivery sector. Under his leadership, ONE MOTO has expanded operations to multiple countries, including the UAE, UK, and India. Mr. Ridgway’s expertise in international growth, partnerships, and innovation positions him well to lead the Company in its strategic initiatives.

(c)	Appointment of New Independent Director

On November 29, 2024, the Board appointed Rainer Michael Preiss as an independent director, effective immediately. Mr. Preiss is a seasoned investment advisor with over 25 years of experience in global private banking and multi-family office businesses across Europe, the Middle East, Africa, and Asia. He currently serves as Partner and Portfolio Strategist at Das Family Office in Singapore. Previously, he was the Chief Equity Strategist at Standard Chartered Bank, where he was a voting member of the Global Investment Council. Mr. Preiss is also a recognized financial media contributor and has served as a visiting lecturer of finance in various universities. His extensive experience in investment strategy and emerging markets will provide valuable insights to the Company’s Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2024

CACTUS ACQUISITION CORP. 1 LIMITED

By:	/s/ Adam Ridgway
Adam Ridgway
Chief Executive Officer